--------------------------------------------------------------------------------

                                 THE SCHNEIDER
                                    CAPITAL
                                   MANAGEMENT

--------------------------------------------------------------------------------

                              SMALL CAP VALUE FUND

                                   VALUE FUND



                                  SEMI-ANNUAL
                                     REPORT

                               FEBRUARY 28, 2003

[LOGO]
--------------------------------------------------------------------------------
SCHNEIDER CAPITAL MANAGEMENT

                          SCHNEIDER CAPITAL MANAGEMENT


                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2003 (UNAUDITED)


Dear Fellow Shareholder:

     We are pleased to provide you with the semi-annual report for the Schneider Funds for the six months ended February 28, 2003.


INVESTMENT CLIMATE AND OUTLOOK

     The U.S. stock market posted negative returns during the period as investors confronted the economy's anemic growth and the uncertain prospects of a conflict in Iraq. The Russell 3000 Index, which represents the broad U.S. market, dropped -7.25% during the six months ended February 28, 2003. The Russell 2000 Index of small cap stocks suffered a -7.07% decline.

     We believe that the U.S. economy should grow at a moderate rate and more even pace in 2003. However, we expect that the growth rate will continue to be below the historical averages for past recoveries. In our opinion, the manufacturing sector should turn around in 2003 and lead to a modest revival in business capital spending that will help stimulate economic expansion.

     Business spending collapsed during the past two years as firms desperately sought to improve their cash flow and trim the excessive debt they accumulated during the excesses of the 1990s. However, key indicators showed signs of stabilization or improvement in 2002, setting the stage for potentially modest industrial expansion in 2003. We expect an upturn in spending from the industrial sector as businesses allocate a portion of their improved profits to rebuild depleted inventories, replace aging plant and equipment, and initiate overdue information technology projects. We believe prospects should measurably improve for spending in the semiconductor, natural gas drilling and truck manufacturing markets.


SCHNEIDER SMALL CAP VALUE FUND - INVESTMENT REVIEW AND PORTFOLIO STRATEGY

     The performance of the Small Cap Value Fund was in line with the benchmark Russell 2000 Value Index over the six months ending February 28, 2003, returning -8.63% versus -8.50% for the benchmark. Since inception on September 2, 1998, we believe the Fund has performed exceedingly well in delivering a 17.05% annualized return versus 5.96% for the index.

     An overweight position in semiconductor-related stocks during the period had a very favorable impact on results. We believe the companies in which we are invested offer very promising return potential for the Fund. These holdings are undervalued relative to our peak earnings forecasts. In our opinion, the supply/demand fundamentals are showing visible signs of improvement that should eventually lead this cyclical growth industry to a sharp upward trajectory in profits.

                          SCHNEIDER CAPITAL MANAGEMENT


                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2003 (UNAUDITED)

     The position we established in natural gas stocks a year ago made a positive contribution to performance during the period. U.S. natural gas production declined 5% overall in 2002. At the same time, the intermediate-term demand for natural gas is increasing as the U.S. economy grows, new gas-heated houses are constructed and new gas-fired generating capacity comes on line. Gas prices bottomed a year ago, but have almost tripled since then as supply has tightened. We believe production and industry profits should resume an upward trend. We have been pruning our positions since last summer, but we still remain overweighted in the group.

     The portfolio is focused on companies in economically sensitive industries where we believe stock prices are severely depressed, investor expectations are very low, and we have identified internal or external factors that will spark an earnings recovery. The Fund is significantly overweighted in the Materials/Processing (select industrial commodities segments), Technology and Producer Durables (semiconductor-related) and Autos/Transportation (trucking) sectors.


SCHNEIDER VALUE FUND - INVESTMENT REVIEW AND PORTFOLIO STRATEGY

     The Value Fund delivered favorable results during its first reporting period. From the September 30, 2002 inception date through February 28, 2003, the 5.66% return for the Fund exceeded the benchmark Russell 1000 Value Index return of 3.73%.

     Holdings in natural gas stocks made a major contribution to performance during the period. U.S. natural gas production declined 5% overall in 2002. At the same time, the intermediate-term demand for natural gas is increasing as the U.S. economy grows, new gas-heated homes are constructed and new gas-fired generating capacity comes on line. Consequently, gas prices are on an upward trend as supply has tightened. We expect increases in production and profit growth for the industry in 2003.

     The Fund maintains an overweight position in semiconductor and semiconductor capital equipment stocks. We believe the companies in which we are invested offer very promising return potential for the Fund. These holdings are selling at single-digit price-to-earnings ratios based on our peak earnings forecasts. In our view, the supply/demand fundamentals are showing visible signs of improvement that should eventually lead this cyclical growth industry to a sharp upward trajectory in earnings.

     The portfolio is focused on companies in economically sensitive industries where we believe the stock prices are depressed, investor expectations are very low, and we have identified internal or external factors that will spark an earnings recovery. The Fund is most overweighted in the Technology (semiconductors and outsourcing services), Producer Durables (semiconductor equipment) and Autos/Transportation (trucking and railroads) sectors.

     We appreciate your continuing support of the Funds.



                                                  /s/ ARNOLD C. SCHNEIDER III


                                                  Arnold C. Schneider III, CFA
                                                  Portfolio Manager
                                                  Schneider Capital Management

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2003 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Schneider Small Cap Value Fund         Russell 2000 Value Index
9/2/98                    $10,000.00                          $10,000.00
9/30/98                    10,000.00                           10,362.50
10/31/98                   11,930.00                           10,670.10
11/30/98                   12,410.00                           10,959.00
12/31/98                   12,470.70                           11,302.60
1/31/99                    13,785.60                           11,046.00
2/28/99                    12,531.40                           10,291.90
3/31/99                    13,006.80                           10,207.00
4/30/99                    15,221.80                           11,138.80
5/31/99                    16,233.20                           11,481.20
6/30/99                    18,043.60                           11,896.90
7/31/99                    18,731.30                           11,614.50
8/31/99                    18,245.90                           11,190.00
9/30/99                    17,517.70                           10,966.30
10/31/99                   16,759.10                           10,746.80
11/30/99                   17,457.00                           10,802.50
12/31/99                   18,340.80                           11,134.40
1/31/00                    17,833.00                           10,843.20
2/29/00                    18,069.20                           11,506.00
3/31/00                    19,391.90                           11,560.00
4/30/00                    19,391.90                           11,628.30
5/31/00                    19,769.80                           11,450.90
6/30/00                    19,840.70                           11,785.50
7/31/00                    19,734.40                           12,178.20
8/31/00                    20,750.10                           12,722.60
9/30/00                    20,844.50                           12,650.50
10/31/00                   20,490.20                           12,605.60
11/30/00                   19,415.50                           12,349.00
12/31/00                   21,494.60                           13,675.90
1/31/01                    24,177.80                           14,053.40
2/28/01                    23,127.20                           14,034.00
3/31/01                    22,034.00                           13,808.90
4/30/01                    23,326.00                           14,448.00
5/31/01                    24,546.90                           14,819.60
6/30/01                    25,100.60                           15,415.80
7/31/01                    24,873.50                           15,070.10
8/31/01                    24,887.70                           15,017.90
9/30/01                    20,855.70                           13,360.10
10/31/01                   21,863.70                           13,709.10
11/30/01                   23,950.70                           14,694.10
12/31/01                   25,657.00                           15,593.80
1/31/02                    25,477.20                           15,800.80
2/28/02                    25,447.20                           15,897.00
3/31/02                    28,414.60                           17,087.50
4/30/02                    29,388.70                           17,689.00
5/31/02                    29,089.00                           17,104.00
6/30/02                    27,785.10                           16,725.30
7/31/02                    22,824.60                           14,240.30
8/31/02                    22,210.10                           14,177.00
9/30/2002                  19,767.31                           13,164.34
10/31/2002                 19,887.20                           13,362.34
11/30/2002                 23,483.99                           14,428.65
12/31/2002                 21,848.01                           13,812.20
1/31/2003                  20,911.88                           13,423.28
2/28/2003                  20,292.83                           12,972.05

-------------------------------------------------------------------------------------------------
                                                           TOTAL RETURNS

                                          VALUE ON        SIX MONTH ENDED
                                      FEBRUARY 28, 2003  FEBRUARY 28, 2003     SINCE INCEPTION(3)
                                      -----------------  -----------------     ------------------
Schneider Small Cap Value                  $20,293            (8.63)%                17.05%
Russell  2000 Value Index                  $12,972            (8.50)%                 5.96%
-------------------------------------------------------------------------------------------------

     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $13.44 per share on February 28, 2003, adjusted for dividends totaling $6.51 per share paid from net investment income and realized gains.

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000 Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Annualized return for the period September 2, 1998 (commencement of operations) through February 28, 2003.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2003 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
            Schneider Value Fund (1)(2) vs. Russell 1000 Value Index

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                      Schneider Value Fund         Russell 1000 Value Index
9/30/2002                 $10,000.00                      $10,000.00
10/31/2002                 10,660.00                       10,740.87
11/30/2002                 11,950.00                       11,417.54
12/31/2002                 11,237.24                       10,921.60
1/31/2003                  10,635.78                       10,657.29
2/28/2003                  10,565.61                       10,373.07

--------------------------------------------------------------------------------

                                  TOTAL RETURNS

                                       VALUE ON
                                  FEBRUARY 28, 2003         SINCE INCEPTION(3)
                                  -----------------         ------------------
Schneider Value                         $10,566                   5.66%
Russell 2000 Value Index                $10,373                   3.73%

--------------------------------------------------------------------------------

     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 30, 2002 to $10.54 per share on February 28, 2003, adjusted for dividends totaling $0.03 per share paid from net investment income and realized gains.

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000 Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Annualized return for the period September 30, 2002 (commencement of operations) through February 28, 2003.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                    SHARES         VALUE
                                                    ------      -----------
COMMON STOCKS -- 86.9%
AEROSPACE & DEFENSE -- 0.6%
BE Aerospace, Inc.* ............................    40,700      $    87,505
Orbital Sciences Corp.* ........................    23,750          136,087
                                                                -----------
                                                                    223,592
                                                                -----------
AGRICULTURE -- 3.4%
Corn Products International, Inc. ..............    41,500        1,247,075
                                                                -----------
AIRLINES -- 0.1%
ExpressJet Holdings, Inc.* .....................     4,800           38,400
                                                                -----------
ALUMINUM -- 0.1%
Commonwealth Industries Corp. ..................     6,250           31,250
                                                                -----------
AUTOMOBILE PARTS & EQUIPMENT -- 0.7%
Visteon Corp. ..................................    39,450          250,507
                                                                -----------
BANKS -- 1.5%
Provident Financial Group, Inc. ................    15,850          457,431
Sun Bancorp, Inc.* .............................       690            9,646
Vail Banks, Inc. ...............................     8,200           98,318
                                                                -----------
                                                                    565,395
                                                                -----------
CHEMICALS -- 5.6%
Airgas, Inc.* ..................................    20,000          350,000
Celanese AG ....................................    25,200          501,480
IMC Global, Inc. ...............................    79,800          703,038
Millennium Chemicals, Inc. .....................     6,150           67,158
PolyOne Corp. ..................................    69,400          265,802
Wellman, Inc. ..................................    13,100          138,991
                                                                -----------
                                                                  2,026,469
                                                                -----------
COMPUTER COMPONENTS -- 1.8%
Silicon Storage Technology, Inc.* ..............   235,500          640,560
                                                                -----------
ELECTRICAL EQUIPMENT -- 1.9%
GraftTech International, Ltd.* .................    68,850          242,352
Kemet Corp.* ...................................     4,000           31,920
Merix Corp.* ...................................    77,550          409,464
                                                                -----------
                                                                    683,736
                                                                -----------
ELECTRONIC COMPONENTS & ACCESSORIES-- 0.9%
Avnet, Inc.* ...................................    30,950          318,785
                                                                -----------

                                                    SHARES         VALUE
                                                    ------      -----------
ENERGY & UTILITIES -- 1.8%
Allegheny Energy, Inc. .........................     9,600      $    57,504
Massey Energy Co. ..............................    54,400          507,008
Reliant Resources, Inc.* .......................    23,450           94,973
                                                                -----------
                                                                    659,485
                                                                -----------
FARM MACHINERY & EQUIPMENT -- 0.1%
CNH Global N.V .................................    17,300           29,064
                                                                -----------
FERTILIZERS -- 1.2%
LESCO, Inc. ....................................    38,500          432,740
                                                                -----------
FINANCE -- 2.1%
AmeriCredit Corp.* .............................    29,950           59,600
Westcorp, Inc. .................................    37,920          720,101
                                                                -----------
                                                                    779,701
                                                                -----------
FOOD -- 1.4%
Tate & Lyle P.L.C. - ADR .......................    29,200          510,982
                                                                -----------
FOOD - MEAT PROCESSING -- 0.9%
Pilgrim's Pride Corp., Class A .................    57,700          332,929
                                                                -----------
FOOTWEAR -- 0.9%
Barry (R.G.) Corp.* ............................   102,100          321,615
                                                                -----------
HEALTHCARE -- 0.8%
Angelica Corp. .................................    16,900          305,045
                                                                -----------
HOMEBUILDING -- 3.0%
Champion Enterprises, Inc.* ....................   150,100          309,206
Clayton Homes, Inc. ............................    69,500          782,570
                                                                -----------
                                                                  1,091,776
                                                                -----------
HOTEL/RESTAURANTS -- 0.9%
Triarc Co., Inc. ...............................    12,500          333,125
                                                                -----------
INSURANCE -- 0.5%
Platinum Underwriters Holdings, Ltd. ...........     2,450           55,738
Scottish Annuity & Life Holdings, Ltd. .........     8,300          144,005
                                                                -----------
                                                                    199,743
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2003 (UNAUDITED)


                                                    SHARES         VALUE
                                                    ------      -----------
INSURANCE - PROPERTY & CASUALTY--4.6%
American Financial Group, Inc. .................    34,700      $   688,101
Danielson Holding Corp.* .......................    15,400           13,090
FPIC Insurance Group, Inc.* ....................    14,800          117,808
Infinity Property & Casualty Corp.* ............    13,500          216,675
ProAssurance Corp.* ............................    28,800          636,480
                                                                -----------
                                                                  1,672,154
                                                                -----------
MACHINERY -- 1.0%
Joy Global, Inc.* ..............................    22,450          228,766
UNOVA, Inc.* ...................................    25,350          137,904
                                                                -----------
                                                                    366,670
                                                                -----------
MANUFACTURING -- 3.1%
Navistar International Corp.* ..................    29,300          692,359
Trinity Industries, Inc. .......................    13,500          218,835
York International Corp. .......................    10,700          228,980
                                                                -----------
                                                                  1,140,174
                                                                -----------
MEDICAL & MEDICAL SERVICES -- 1.8%
American Physicians Capital, Inc.* .............    33,600          657,216
                                                                -----------
METALS & MINING -- 5.4%
Brush Engineered Materials, Inc.* ..............    58,950          298,876
Century Aluminum Co. ...........................    42,100          273,650
Cleveland-Cliffs, Inc.* ........................    33,900          714,612
Commercial Metals Co. ..........................     2,200           30,954
Southern Peru Copper Corp. .....................    41,550          646,103
                                                                -----------
                                                                  1,964,195
                                                                -----------
OFFICE FURNISHINGS -- 0.8%
Interface, Inc. ................................   107,950          287,147
                                                                -----------
OIL & GAS EXPLORATION -- 2.1%
Evergreen Resources, Inc.* .....................     2,700          121,716
Grey Wolf, Inc.* ...............................   150,300          626,751
                                                                -----------
                                                                    748,467
                                                                -----------
OIL & GAS FIELD SERVICES -- 0.9%
Newpark Resources, Inc.* .......................    41,300          169,743
Smedvig ASA , Class B -- ADR ...................     6,850           24,557
Trico Marine Services, Inc.* ...................    25,000           65,750
Willbros Group, Inc.* ..........................     8,050           68,908
                                                                -----------
                                                                    328,958
                                                                -----------

                                                    SHARES         VALUE
                                                    ------      -----------
OIL REFINING -- 1.3%
Premcor, Inc.* .................................    19,600      $   492,156
                                                                -----------
PAPER & FORESTRY PRODUCTS -- 2.2%
Longview Fibre Co.* ............................    46,450          281,022
Louisiana-Pacific Corp. ........................     4,800           41,808
Mercer International, Inc. .....................    19,450           98,417
Votorantim Celulose e Papel
   S.A. -- ADR .................................    19,150          364,042
                                                                -----------
                                                                    785,289
                                                                -----------
REAL ESTATE -- 4.4%
American Real Estate Partners, L.P.* ...........    55,700          578,723
Boykin Lodging Co. .............................    32,600          257,540
FelCor Lodging Trust, Inc., REIT ...............     7,250           49,807
National Health Investors, Inc. ................    36,100          568,575
Newhall Land & Farming Co. .....................     5,550          158,009
                                                                -----------
                                                                  1,612,654
                                                                -----------
RETAIL - SPECIALTY STORES -- 0.8%
Goodyear Tire & Rubber Co. .....................    70,700          282,800
                                                                -----------
SEMICONDUCTOR EQUIPMENT -- 15.8%
Alliance Semiconductor Corp.* ..................    78,200          257,278
BE Semiconductor Industries N.V.* ..............   251,318          896,848
Cypress Semiconductor Corp.* ...................     1,550            9,935
GlobespanVirata, Inc.* .........................   154,000          717,640
Integrated Device Technology, Inc.* ............    78,850          685,995
Integrated Silicon Solution, Inc.* .............   142,250          391,188
Kulicke and Soffa Industries, Inc.* ............   247,150        1,366,740
LTX Corp.* .....................................   125,250          663,825
Ultratech Stepper, Inc.* .......................    62,075          774,696
                                                                -----------
                                                                  5,764,145
                                                                -----------
STEEL -- 4.8%
Maverick Tube Corp.* ...........................    62,050        1,082,152
NS Group, Inc.* ................................    50,475          426,514
United States Steel Corp. ......................    21,250          246,925
                                                                -----------
                                                                  1,755,591
                                                                -----------
TELECOMMUNICATIONS -- 0.3%
Western Wireless Corp.* ........................    19,750          120,475
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                    SHARES         VALUE
                                                    ------      -----------
TRANSPORTATION -- 4.0%
Alexander & Baldwin, Inc. ......................     9,400      $   233,496
Covenant Transport, Inc., Class A* .............    43,150          698,555
Scs Transportation, Inc.* ......................     6,750           75,533
Stolt-Nielsen S.A. -- ADR ......................    33,750          202,500
U.S. Xpress Enterprises, Inc., Class A* ........    25,600          227,840
Werner Enterprises, Inc. .......................     1,600           30,000
                                                                -----------
                                                                  1,467,924
                                                                -----------
TRUCK TRAILERS -- 3.4%
Wabash National Corp.* .........................   231,550        1,227,215
                                                                -----------
   TOTAL COMMON STOCKS
     (Cost $34,785,844) ........................                 31,695,204
                                                                -----------


CANADIAN COMMON STOCK -- 2.4%
Boardwalk Equities, Inc. .......................    24,250          236,834
Cameco Corp. ...................................    19,500          467,929
Fairfax Financial Holdings, Ltd. ...............     3,300          177,408
                                                                -----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $820,063) ...........................                    882,171
                                                                -----------
HONG KONG COMMON STOCK -- 1.1%
ASM Pacific Technology, Ltd. ...................   184,600          423,681
                                                                -----------
   TOTAL HONG KONG COMMON STOCK
     (Cost $349,366) ...........................                    423,681
                                                                -----------
                                                     PAR
                                                    (000)
                                                    ------
CORPORATE BONDS -- 7.8%
Amkor Technologies, Inc. (B3, CCC+)
   5.75%, 06/01/06 .............................    $1,913        1,241,059
Atmel Corp. (NR)
   0.00%, 05/23/21 .............................       931          273,481
Cypress Semiconductor (B3, B-)
   4.00%, 02/01/05 .............................       197          170,405
Kulike & Soffa (B3, CCC+)
   5.25%, 08/15/06 .............................       154          108,185
LTX Corp. (CCC+)
   4.25%, 08/15/06 .............................       647          442,386

                                                     PAR
                                                    (000)          VALUE
                                                    ------      -----------
Sunrise Assisted Living, Inc. (B1, B-)
   5.25%, 02/01/09 .............................    $  629      $   608,061
                                                                -----------
   TOTAL CORPORATE BONDS
     (Cost $2,432,915) .........................                  2,843,577
                                                                -----------

                                                    SHARES
                                                    ------
PREFERRED STOCKS -- 0.5%
UTILITIES -- 0.5%
Sierra Pacific Resources 9.00% .................     6,700          173,530
                                                                -----------
   TOTAL PREFERRED STOCKS
     (Cost $227,630) ...........................                    173,530
                                                                -----------
                                                     PAR
                                                    (000)
                                                    ------
SHORT-TERM INVESTMENTS -- 1.0%
Galaxy Money Market Fund
   0.89%, 03/03/03 .............................    $  176          175,935
Wilmington Prime Money Market
   Portfolio
   0.80%, 03/03/03 .............................       176          175,935
                                                                -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $351,870) ...........................                    351,870
                                                                -----------
TOTAL INVESTMENTS -- 99.7%
   (Cost $38,967,688) ..........................                 36,370,081
                                                                -----------
ASSETS IN EXCESS OF
   OTHER LIABILITIES -- 0.3% ...................                    118,146
                                                                -----------
NET ASSETS -- 100.0% ...........................                $36,488,227
                                                                -----------

------------------
  *Non-income producing.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust
N/R - Not Rated

The Moody's Investor Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at February 28, 2003 and are unaudited.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                    SHARES          VALUE
                                                    ------       ----------
COMMON STOCKS -- 94.6%
AUTOMOBILE PARTS & EQUIPMENT -- 1.6%
Visteon Corp. ..................................    14,000       $   88,900
                                                                 ----------
BANKS -- 4.8%
FleetBoston Financial Corp. ....................     7,950          195,252
J.P. Morgan Chase & Co. ........................     2,850           64,638
                                                                 ----------
                                                                    259,890
                                                                 ----------
BITUMINOUS COAL & LIGNITE MINING -- 1.2%
CONSOL Energy, Inc. ............................     3,750           66,750
                                                                 ----------
BROADCASTING/CABLE TV -- 2.5%
Liberty Media Corp. ............................    14,470          132,979
                                                                 ----------
CHEMICALS -- 2.8%
IMC Global, Inc. ...............................    17,000          149,770
                                                                 ----------
CHEMICALS - SPECIALTY -- 1.3%
Dow Chemical Co. (The) .........................     2,650           72,345
                                                                 ----------
COMPUTERS, SOFTWARE & SERVICING -- 1.2%
Electronic Data Systems Corp. ..................     4,025           62,669
                                                                 ----------
ELECTRONIC COMPONENTS & ACCESSORIES -- 9.1%
Arrow Electronics, Inc. ........................     8,300          119,354
Edison International ...........................     2,650           32,754
Micron Technology, Inc. ........................    23,550          188,165
Sanmina-SCI Corp. ..............................    23,900          102,770
Symbol Technologies, Inc. ......................     4,750           50,255
                                                                 ----------
                                                                    493,298
                                                                 ----------
ELECTRONICS -- 4.4%
Agilent Technologies, Inc. .....................    18,250          240,900
                                                                 ----------
FOOD -- 4.3%
Tate & Lyle P.L.C. -- ADR* .....................    12,700          222,242
Tyson Foods, Inc. ..............................     1,300           11,960
                                                                 ----------
                                                                    234,202
                                                                 ----------
FOOD & BEVERAGE -- 1.8%
Archer-Daniels-Midland Co. .....................     8,950           97,555
                                                                 ----------
HOMEBUILDING -- 2.1%
Clayton Homes, Inc. ............................     9,950          112,037
                                                                 ----------

                                                    SHARES          VALUE
                                                    ------       ----------
HOTEL/RESTAURANTS -- 2.1%
Starwood Hotel & Resorts
   Worldwide, Inc. .............................     5,125       $  115,876
                                                                 ----------
INDUSTRIAL GOODS & MATERIALS -- 0.6%
Tyco International, Ltd. .......................     2,300           34,040
                                                                 ----------
INSURANCE -- 8.5%
Allstate Corp. (The) ...........................     5,950          188,198
Aon Corp. ......................................     5,425          105,516
Loews Corp. ....................................     1,600           69,936
Travelers Property Casualty Corp. ..............     6,250           97,813
                                                                 ----------
                                                                    461,463
                                                                 ----------
MANUFACTURING -- 5.5%
Brunswick Corp. ................................     1,700           32,130
PACCAR, Inc. ...................................     5,600          268,912
                                                                 ----------
                                                                    301,042
                                                                 ----------
MEDICAL & MEDICAL SERVICES -- 3.8%
Aetna, Inc. ....................................     4,925          207,441
                                                                 ----------
METALS -- 1.7%
Alcan, Inc. ....................................     3,200           90,944
                                                                 ----------
METALS & MINING -- 1.7%
Freeport-McMoRan Copper & Gold, Inc. ...........     5,450           92,759
                                                                 ----------
OIL & GAS EXPLORATION -- 4.6%
Burlington Resources, Inc. .....................     3,600          166,860
El Paso Corp. ..................................     5,600           27,216
Nabors Industries, Ltd. ........................     1,400           55,510
                                                                 ----------
                                                                    249,586
                                                                 ----------
OIL & GAS FIELD EXPLORATION -- 1.8%
Patterson-UTI Energy, Inc. .....................     2,950           97,763
                                                                 ----------
OIL REFINING -- 2.7%
Premcor, Inc. ..................................     4,350          109,229
Valero Energy Corp. ............................       900           35,109
                                                                 ----------
                                                                    144,338
                                                                 ----------
REAL ESTATE -- 1.0%
St. Joe Company (The) ..........................     1,955           55,248
                                                                 ----------
    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                    SHARES          VALUE
                                                    ------       ----------
RETAIL -- 5.8%
J.C. Penney Company, Inc. ......................    14,400       $  285,840
Toys 'R' Us, Inc. ..............................     3,850           31,108
                                                                 ----------
                                                                    316,948
                                                                 ----------
RETAIL - DEPARTMENT STORES -- 0.8%
Sears Roebuck & Co. ............................     2,050           44,649
                                                                 ----------
SEMICONDUCTORS & RELATED -- 5.1%
Teradyne, Inc. .................................    24,100          279,319
                                                                 ----------
TELECOMMUNICATIONS & EQUIPMENT -- 3.7%
AT&T Wireless Services, Inc. ...................    17,700          104,607
Lucent Technologies, Inc. ......................    59,750           97,990
                                                                 ----------
                                                                    202,597
                                                                 ----------
TRANSPORTATION -- 5.0%
CSX Corp. ......................................     6,250          167,875
Swift Transportation Co. .......................     6,325          101,074
                                                                 ----------
                                                                    268,949
                                                                 ----------
UTILITIES -- 3.1%
PG&E Corp. .....................................    13,400          170,850
                                                                 ----------
   TOTAL COMMON STOCKS
     (Cost $5,306,372) .........................                  5,145,107
                                                                 ----------
EXCHANGE TRADED FUNDS -- 0.5%
FINANCIAL SERVICES -- 0.5%
iShares Russell 1000 Value Index Fund ..........       700           30,625
                                                                 ----------
   TOTAL EXCHANGE TRADED FUNDS
     (Cost $31,241) ............................                     30,625
                                                                 ----------

                                                      PAR
                                                     (000)
                                                     ------
CORPORATE BONDS -- 2.1%
Corning Inc. (Ba2, BB+)
   3.50%, 11/01/08 .............................      $ 43           39,345
El Paso Corp. 0% Coupon Bond
   (Caa1, B)
   0.00%, 02/28/21 .............................        30           10,350

                                                      PAR
                                                     (000)          VALUE
                                                    ------       ----------
Freeport-McMoran Copper & Gold,
   Inc. (B-)
   8.25%, 01/31/06 .............................      $ 46       $   65,263
                                                                 ----------
   TOTAL CORPORATE BONDS
     (Cost $97,385) ............................                    114,958
                                                                 ----------
SHORT-TERM INVESTMENTS -- 12.6%
Galaxy Money Market Fund
   0.89%, 03/03/03 .............................       343          342,739
Wilmington Prime Money Market
   Portfolio
   0.80%, 03/03/03 .............................       343          342,739
                                                                 ----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $685,478) ...........................                    685,478
                                                                 ----------
TOTAL INVESTMENTS -- 109.8%
   (Cost $6,120,476) ...........................                  5,976,167
                                                                 ----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS -- (9.8%) ...................                   (537,302)
                                                                 ----------
NET ASSETS -- 100.0% ............................                $5,438,865
                                                                 ==========

-----------
  *Non-income producing.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The Moody's Investor Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available and are unaudited.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                       STATEMENT OF ASSETS AND LIABILITIES
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                                           SMALL CAP VALUE FUND    VALUE FUND
                                                                           ---------------------   ----------
ASSETS
   Investments, at value (cost -- $38,967,688 and $6,120,476,
     respectively) .......................................................      $36,370,081        $5,976,167
   Cash ..................................................................               --           832,423
   Receivable from Investment Adviser ....................................               --             9,706
   Receivables for investments sold ......................................          570,019             9,070
   Prepaid expenses and other assets .....................................            6,312            19,638
   Dividends and interest receivable .....................................           44,594             7,782
                                                                                -----------        ----------
     Total Assets ........................................................       36,991,006         6,854,786
                                                                                -----------        ----------
LIABILITIES
   Payable for investments purchased .....................................          447,986         1,402,223
   Payable for fund shares redeemed ......................................           15,000                --
   Accrued expenses payable and other liabilities ........................           39,793            13,698
                                                                                -----------        ----------
     Total Liabilities ...................................................          502,779         1,415,921
                                                                                -----------        ----------
NET ASSETS
   Capital stock, $0.001 par value .......................................            2,714               516
   Additional Paid-in capital ............................................       44,726,493         5,594,785
   Undistributed net investment income ...................................          157,133             9,738
   Accumulated net realized gain/(loss) from investments
     and foreign exchange transactions, if any ...........................       (5,800,506)          (21,865)
   Net unrealized appreciation/(depreciation) on investments and
     foreign exchange transactions, if any ...............................       (2,597,607)         (144,309)
                                                                                -----------        ----------
   Net assets applicable to shares outstanding ...........................      $36,488,227        $5,438,865
                                                                                ===========        ==========
Shares outstanding .......................................................        2,714,125           516,265
                                                                                ===========        ==========
Net asset value, offering and redemption price per share .................           $13.44            $10.54
                                                                                ===========        ==========

     The accompanying notes are an integral part of the financial statements

                          SCHNEIDER CAPITAL MANAGEMENT
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                              SMALL CAP VALUE FUND         VALUE FUND
                                                                              --------------------     ------------------
                                                                                                         FOR THE PERIOD
                                                                                   FOR THE SIX         SEPTEMBER 30, 2002
                                                                                   MONTHS ENDED              THROUGH
                                                                                FEBRUARY 28, 2003      FEBRUARY 28, 2003*
                                                                                -----------------      ------------------
INVESTMENT INCOME
   Dividends(1) .......................................................            $   178,613             $  27,556
   Interest ...........................................................                194,044                 2,704
                                                                                   -----------             ---------
     Net Investment Income ............................................                372,657                30,260
                                                                                   -----------             ---------
EXPENSES
   Advisory fees ......................................................                195,905                 9,035
   Administration fees ................................................                 52,975                41,968
   Administrative service fees ........................................                 29,386                 1,950
   Custodian fees and expenses ........................................                 29,868                13,465
   Transfer Agent fees and expenses ...................................                 18,075                10,154
   Audit and Legal fees ...............................................                 11,341                 1,118
   Printing ...........................................................                 10,770                   903
   Federal and State Registration fees ................................                  5,780                   276
   Directors fees .....................................................                  3,950                   368
   Miscellaneous fees .................................................                  1,041                   217
   Insurance ..........................................................                    883                   100
                                                                                   -----------             ---------
     Total expenses before waivers and reimbursements .................                359,974                79,554
     Less: waivers and reimbursements .................................               (144,479)              (68,504)
                                                                                   -----------             ---------
     Total expenses after waivers and reimbursements ..................                215,495                11,050
                                                                                   -----------             ---------
   Net investment income ..............................................                157,162                19,210
                                                                                   -----------             ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT AND
   FOREIGN EXCHANGE TRANSACTIONS:
   Net realized gain from:
     Investments ......................................................             (4,735,001)              (21,510)
     Foreign currency transactions ....................................                     (6)                   --
   Net change in unrealized appreciation/(depreciation) on:
     Investments ......................................................                596,347              (144,309)
     Foreign currency transactions ....................................                    276                    --
                                                                                   -----------             ---------
   Net realized and unrealized loss on investments and foreign currency             (4,138,384)             (165,819)
                                                                                   -----------             ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................            $(3,981,222)            $(146,609)
                                                                                   ===========             =========

----------
*   Commencement of operations.
(1) Net of  foreign  withholding  taxes of  $2,201  and  $545,  respectively.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             SMALL CAP VALUE FUND                     VALUE FUND
                                                                    --------------------------------------        ------------------
                                                                                                                   FOR THE PERIOD
                                                                         FOR THE                                 SEPTEMBER 30, 2002
                                                                    SIX MONTHS ENDED            FOR THE               THROUGH
                                                                    FEBRUARY 28, 2003         YEAR ENDED         FEBRUARY 28, 2003*
                                                                       (UNAUDITED)         AUGUST 31, 2002           (UNAUDITED)
                                                                    -----------------      ---------------       ------------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ....................................          $   157,162            $   160,933            $   19,210
   Net realized loss from investments and
     foreign currency transactions, if any ..................           (4,735,007)              (799,707)              (21,510)
   Net change in unrealized appreciation/(depreciation)
     on investments and foreign currency transactions, if any              596,623             (6,627,665)             (144,309)
                                                                       -----------            -----------            ----------
   Net decrease in net assets resulting
     from operations ........................................           (3,981,222)            (7,266,439)             (146,609)
                                                                       -----------            -----------            ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................................              (84,156)              (142,528)               (9,472)
   Net realized capital gains ...............................             (224,403)            (1,844,758)                 (355)
                                                                       -----------            -----------            ----------
     Total dividends and distributions to shareholders ......             (308,559)            (1,987,286)               (9,827)
                                                                       -----------            -----------            ----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE
   TRANSACTIONS  (SEE NOTE 4) ...............................           (4,490,390)            15,609,802             5,595,301
                                                                       -----------            -----------            ----------
     Total increase/(decrease) in net assets ................           (8,780,171)             6,356,077             5,438,865
NET ASSETS
   Beginning of period ......................................           45,268,398             38,912,321                    --
                                                                       -----------            -----------            ----------
   End of period** ..........................................          $36,488,227            $45,268,398            $5,438,865
                                                                       ===========            ===========            ==========

----------
*  Commencement of operations.
** Includes undistributed net investment income of $157,133 and $84,127 for the fiscal period ended February 28, 2003 and the fiscal year ended August 31, 2002, respectively, for Small Cap Value Fund and $9,738 for the fiscal period ended February 28, 2003 for the Value Fund.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                FOR THE SIX MONTHS            FOR THE                 FOR THE
                                             ENDED FEBRUARY 28, 2003         YEAR ENDED              YEAR ENDED
                                                    (UNAUDITED)           AUGUST 31, 2002          AUGUST 31, 2001
                                             -----------------------      ---------------          ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..               $ 14.82                 $ 17.53                 $ 17.57
Net investment income/(loss) ..........                  0.06                    0.03                    0.09
Net realized and unrealized gain/(loss)
   on investments and foreign
   currency transactions, if any(2) ...                 (1.33)                  (1.83)                   2.75
                                                      -------                 -------                 -------
Net increase/(decrease) in net assets
   resulting from operations ..........                 (1.27)                  (1.80)                   2.84
                                                      -------                 -------                 -------
Dividends and distributions to
  shareholders from:
Net investment income .................                 (0.03)                  (0.07)                  (0.08)
Net realized capital gains ............                 (0.08)                  (0.84)                  (2.80)
                                                      -------                 -------                 -------
Total dividends and distributions to
   shareholders .......................                 (0.11)                  (0.91)                  (2.88)
                                                      -------                 -------                 -------
Net asset value, end of period ........               $ 13.44                 $ 14.82                 $ 17.53
                                                      =======                 =======                 =======
Total investment return(3) ............                 (8.63)%                (10.76)%                 19.94%
                                                      =======                 =======                 =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) ....................               $36,488                 $45,268                 $38,912
Ratio of expenses to average net
   assets(1) ..........................                  1.10%                   1.10%                   1.10%
Ratio of expenses to average net
   assets without waivers and
   expense reimbursements .............                  1.82%                   1.65%                   2.02%
Ratio of net investment income to
   average net assets .................                  0.80%                   0.34%                   0.71%
Portfolio turnover rate ...............                 44.38%                 102.46%                  79.30%


                                                  FOR THE               FOR THE PERIOD
                                                YEAR ENDED            SEPTEMBER 2, 1998*
                                              AUGUST 31, 2000     THROUGH AUGUST 31, 1999
                                              ---------------     -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..           $ 18.04                 $ 10.00
Net investment income/(loss) ..........              0.07                   (0.02)
Net realized and unrealized gain/(loss)
   on investments and foreign
   currency transactions, if any(2) ...              1.94                    8.19
                                                  -------                 -------
Net increase/(decrease) in net assets
   resulting from operations ..........              2.01                    8.17
                                                  -------                 -------
Dividends and distributions to
  shareholders from:
Net investment income .................                --                      --
Net realized capital gains ............             (2.48)                  (0.13)
                                                  -------                 -------
Total dividends and distributions to
   shareholders .......................             (2.48)                  (0.13)
                                                  -------                 -------
Net asset value, end of period ........           $ 17.57                 $ 18.04
                                                  =======                 =======
Total investment return(3) ............             13.72%                  82.46%
                                                  =======                 =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) ....................           $19,394                 $12,924
Ratio of expenses to average net
   assets(1) ..........................              1.10%                   1.10%(4)
Ratio of expenses to average net
   assets without waivers and
   expense reimbursements .............              2.37%                   3.90%(4)
Ratio of net investment income to
   average net assets .................              0.44%                  (0.17)%(4)
Portfolio turnover rate ...............             84.93%                 145.99%

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                          SEPTEMBER 30, 2002
                                                      THROUGH FEBRUARY 28, 2003*
                                                              (UNAUDITED)
                                                      --------------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..................         $10.00
Net investment income .................................           0.05
Net realized and unrealized gain on investments
   and foreign currency transactions, if any(2) .......           0.52
                                                                ------
Net increase in net assets resulting from operations ..           0.57
                                                                ------
Dividends and distributions to shareholders from:
Net investment income .................................          (0.03)
                                                                ------
Total dividends and distributions to shareholders .....          (0.03)
                                                                ------
Net asset value, end of period ........................          10.54
                                                                ======
Total investment return(3) ............................           5.66%
                                                                ======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .............         $5,439
Ratio of expenses to average net assets(1)(4) .........           0.85%
Ratio of expenses to average net assets without
   waivers and expense reimbursements(4) ..............           6.42%
Ratio of net investment income to average net assets(4)           1.48%
Portfolio turnover rate ...............................          28.32%

---------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the Schneider Small Cap Value Fund (the "Small Cap Value Fund") and the Schneider Value Fund (the "Value Fund") (each a "Fund", collectively the "Funds"), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 21.073 billion are currently classified into ninety-five classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into seven separate "families", all of which have begun investment operations.

     PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of 4:00 p.m. Eastern Time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Debt securities held by a Fund generally are valued based on the mean of the bid and asked prices. If a Fund holds foreign equities securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Funds may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom a Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional securities by the next Fund business day. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                          SCHNEIDER CAPITAL MANAGEMENT

                          FEBRUARY 28, 2003 (UNAUDITED)

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as trustee or professional fees) are charged to all funds in proportion to their net assets of the RBB funds. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of a Fund.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as each Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund's average daily net assets and 0.70% of the Value Fund's average daily net assets, computed daily and payable monthly.

     For the current fiscal year, the adviser has agreed to limit operating expenses for the Small Cap Value Fund and Value Fund to the extent that such expenses exceeded 1.10% and 0.85%, respectively of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the six months ended February 28, 2003, investment advisory fees and waivers of expenses were as follows:

                                                                                                       EXPENSE
                                                GROSS ADVISORY       WAIVERS       NET ADVISORY    REIMBURSEMENT
                                                --------------      ---------      ------------    -------------
     Schneider Small Cap Value Fund                 $195,905        $(115,512)        $80,393             --
     Schneider Value Fund                              9,035           (9,035)             --        $29,575

                          SCHNEIDER CAPITAL MANAGEMENT

                          FEBRUARY 28, 2003 (UNAUDITED)

     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     PFPC Trust Co. serves as custodian for the Funds. PFPC Inc. ("PFPC"), serves as administrator for the Funds. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect wholly-owned subsidiary of the PNC Financial Services Group, Inc. For providing custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of .015% of the funds average daily gross assets. For providing administration and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses. PFPC, at its discretion, voluntarily agreed to waive a portion of its custodial fees for the Value Fund. For the period ended February 28, 2003, custodial fees for the Funds were as follows:

                                                GROSS CUSTODIAL                             NET CUSTODIAL
                                                     FEES                WAIVERS                FEES
                                                ---------------          -------            -------------
     Schneider Small Cap Value Fund                $29,868                    --                $29,868
     Schneider Value Fund                           13,465               $(2,500)                10,965

     For the period ended February 28, 2003, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. During this period, PFPC's administration and accounting fees and related waivers were as follows:

                                             GROSS ADMINISTRATION
                                                AND ACCOUNTING                            NET ADMINISTRATION
                                                     FEES               WAIVERS          AND ACCOUNTING FEES
                                             --------------------       --------         --------------------
     Schneider Small Cap Value Fund                $52,976              $ (3,500)               $49,476
     Schneider Value Fund                           41,968               (20,834)                21,134

     In addition, PFPC serves as the Fund's transfer and disbursing agent. For providing transfer agency services, PFPC is entitled to receive a monthly fee based on 1/12th equal to an annual fee, subject to a minimum monthly fee of $2,000 per Fund plus out of pocket expenses. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Value Fund. For the period ended February 28, 2003, transfer agency fees for the Funds were as follows:

                                                GROSS TRANSFER                               NET TRANSFER
                                                  AGENCY FEES            WAIVERS             AGENCY FEES
                                                --------------           -------             ------------
     Schneider Small Cap Value Fund                $18,075                    --                $18,075
     Schneider Value Fund                           10,154               $(5,000)                 5,154

     PFPC Distributors, Inc., ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of the PNC Financial Services Group, Inc., provided certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

                          SCHNEIDER CAPITAL MANAGEMENT

                          FEBRUARY 28, 2003 (UNAUDITED)

     For the six months ended February 28, 2003, PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Funds. During this period, administrative services fees were as follows:

                                                     GROSS
                                                ADMINISTRATIVE                            NET ADMINISTRATIVE
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                                --------------           --------         ------------------
     Schneider Small Cap Value Fund                 $29,386              $(25,467)               $3,919
     Schneider Value Fund                             1,950                (1,560)                  390

3.   INVESTMENT IN SECURITIES

     For the six months ended February 28, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                           PURCHASES               SALES
                                          -----------           -----------
     Schneider Small Cap Value Fund       $17,120,195           $21,800,020
     Schneider Value Fund                   6,521,300             1,065,233

4.   CAPITAL SHARE TRANSACTIONS

     As of February 28, 2003 each Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                                   SCHNEIDER SMALL CAP VALUE FUND
                                              -------------------------------------------------------------------------
                                              FOR THE SIX MONTHS YEAR ENDED                 FOR THE FISCAL YEAR ENDED
                                              -----------------------------              ------------------------------
                                                    FEBRUARY 28, 2003                            AUGUST 31, 2002
                                              -----------------------------              ------------------------------
                                               SHARES              AMOUNT                  SHARES             AMOUNT
                                              --------          -----------              ---------          -----------
     Sales ................................     58,622          $   792,945              1,197,528          $21,714,637
     Reinvest .............................     19,345              285,921                118,377            1,935,470
     Repurchases ..........................   (417,952)          (5,569,258)              (481,084)          (8,040,305)
                                              --------          -----------              ---------          -----------
     Net increase/(decrease) ..............   (339,985)         $(4,490,390)               834,821          $15,609,802
                                              ========          ===========              =========          ===========

                          SCHNEIDER CAPITAL MANAGEMENT

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                     SCHNEIDER VALUE FUND
                                              ---------------------------------
                                              FOR THE PERIOD SEPTEMBER 30, 2002
                                              ---------------------------------
                                                 THROUGH FEBRUARY 28, 2003
                                              ---------------------------------
                                               SHARES               AMOUNT
                                               -------            ----------
     Sales ................................    540,555            $5,868,864
     Reinvest .............................        450                 5,128
     Repurchases ..........................    (24,740)             (278,691)
                                               -------            ----------
     Net increase .........................    516,265            $5,595,301
                                               =======            ==========

     On February 28, 2003, two shareholders held approximately 14% of the outstanding shares of the Small Cap Value Fund and two shareholders held approximately 51% of the Value Fund. One of the shareholders, an officer of SCM, owns approximately 18% of the outstanding shares of the Value Fund.

5.   FEDERAL INCOME TAX INFORMATION

     At  February  28,  2003  Federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Funds were as follows:

                                                                                                        NET UNREALIZED
                                               FEDERAL TAX         UNREALIZED        UNREALIZED          APPRECIATION/
                                                  COST            APPRECIATION      DEPRECIATION         DEPRECIATION
                                               -----------        ------------      ------------        --------------
     Schneider Small Cap Value Fund            $41,018,145         $3,804,902        $(8,452,966)        $(4,648,064)
     Schneider Value Fund                        6,128,620            200,251           (352,704)           (152,453)

     At August 31, 2002, the Funds had no capital loss carryforwards available to offset future capital gains.

     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2002, the Schneider Small Cap Value Fund incurred no post-October currency and capital losses. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                ORDINARY            LONG-TERM
                                                 INCOME               GAINS             TOTAL
                                               ----------           ---------         ----------
     Schneider Small Cap Value Fund
                                2002           $1,655,227            $332,059         $1,987,286
                                2001            2,562,656             779,914          3,342,570
     Schneider Value Fund
                                2002                   --                  --                 --

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding a Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.